EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ James Dimon
James Dimon
Director, Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ Linda B. Bammann
Linda B. Bammann
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ James A. Bell
James A. Bell
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ Crandall C. Bowles
Crandall C. Bowles
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ Stephen B. Burke
Stephen B. Burke
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ Todd A. Combs
Todd A. Combs
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ James S. Crown
James S. Crown
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ Timothy P. Flynn
Timothy P. Flynn
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ Laban P. Jackson, Jr.
Laban P. Jackson, Jr.
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ Michael A. Neal
Michael A. Neal
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ Lee R. Raymond
Lee R. Raymond
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ William C. Weldon
William C. Weldon
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ Marianne Lake
Marianne Lake
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STACEY R. FRIEDMAN, NEILA B. RADIN, ANTHONY J. HORAN and MOLLY CARPENTER, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 4, 2017.

/s/ Nicole Giles
Nicole Giles
Managing Director and Controller
(Principal Accounting Officer)